UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04165

AMERICAN CENTURY TARGET MATURITIES TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	09-30

Date of reporting period:	09-30-2010

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report
September 30, 2010

American Century Investments®

Target 2015 Fund (effective November 1, 2010,
renamed Zero Coupon 2015 Fund)

President’s Letter	2
Market Perspective	3
Zero-Coupon Treasury Total Returns	3

Target 2015

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Types of Investments in Portfolio	8
Share Price vs. Anticipated Value at Maturity	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	23

Other Information

Proxy Voting Results	24
Management	25
Approval of Management Agreement	29
Additional Information	34
Index Definitions	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic Recovery Lost Momentum

Early in the 12-month period ended September 30, 2010, economic optimism prevailed. Select data suggested the recovery from the Great Recession was intact, despite significant headwinds. The business sector showed the greatest gains, primarily through cost cutting and inventory rebuilding. This activity helped drive better-than-expected economic growth, which fueled the generally positive economic outlook.

Nevertheless, the lingering headwinds gathered strength as the rest of the period unfolded. Specifically, persistently high unemployment, a still-struggling housing market, tight credit conditions, and sagging consumer confidence raised fears of a “phase-two” recession. The nation’s gross domestic product (GDP), which had advanced at a surprising 5.0% annual pace in the fourth quarter of 2009, slowed to 3.7% and 1.7%, respectively, in the first and second quarters of 2010. This weakness sparked a renewed commitment from the Federal Reserve (the Fed) to keep interest rates “extraordinarily low for an extended period” and to take other measures, if necessary, to pump up the economy.

Treasury Yields Declined

The environment of weakening economic growth, subdued inflation, and an accommodative Fed helped support positive returns in the U.S. bond market. Treasury yields declined across the board, pushing prices and total returns upward. In addition, the slope of the two- to 30-year yield curve (the graphic representation of Treasury yields from two- to 30-year maturities) steepened slightly, as yields on short- and intermediate-term Treasuries declined at a greater pace than long-term Treasury yields. For example, the yield on the two-year Treasury note declined from 0.95% to 0.43%; the 10-year Treasury yield fell from 3.31% to 2.51%; and the 30-year Treasury yield dropped from 4.05% to 3.69%. The difference between two- and 10-year Treasury yields started the period at 2.36 percentage points and ended at 1.08 percentage points, highlighting the flattening of the intermediate portion of the yield curve.

Credit-sensitive, higher-risk bonds outperformed Treasuries during the period. These securities benefited from a generally improving economic backdrop in the first half of the period and strong demand for yield throughout the 12 months.

Zero-Coupon Treasury Total Returns
For the 12 months ended September 30, 2010
11/15/2015 STRIPS Issue	11.07%
11/15/2020 STRIPS Issue	15.47%
11/15/2025 STRIPS Issue	18.50%

3

Performance

Target 2015

Total Returns as of September 30, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BTFTX	11.36%	7.24%	8.40%	9.31%	9/1/86
11/15/2015 STRIPS Issue	—	11.07%	7.86%	8.83%	9.18%(1)	—
BofA Merrill Lynch 10+ Year U.S. Treasury Index	—	12.72%	7.78%	8.24%	8.48%(1)	—
Advisor Class	ACTTX	11.09%	6.97%	8.13%	8.12%	7/23/99

(1) Since 8/31/86, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Target 2015

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Target 2015

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Target 2015 returned 11.36%* for the 12 months ended September 30, 2010. By comparison, the portfolio’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2015, returned 11.07%. These figures represent the best fiscal-year returns for the portfolio and the benchmark since fiscal-year 2002. The portfolio’s returns are reduced by operating expenses, while benchmark returns are not.

Despite generally tepid data, economic optimism characterized the first half of the 12-month period, as investors appeared increasingly confident that the Great Recession was surrendering to an economic recovery. This confidence prompted a return to the riskier segments of the fixed income market, which offer potentially higher yields and returns than Treasury securities. But, beginning in early 2010, some lingering economic headwinds regained strength. Sovereign debt problems in Europe, combined with ongoing labor-, housing-, and consumer-related setbacks in the U.S., stirred up fears of a double-dip recession. As the outlook for U.S. economic growth deteriorated, Treasury yields continued to fall toward historic lows. In this environment, spread (non-Treasury) sectors generally benefited from increased demand for government agency bonds offering a yield premium over Treasuries.

Overall, sector allocation was the main contributor to the portfolio’s outperformance relative to the benchmark, as our high-quality non-Treasury zero-coupon bonds (zeros) generated positive excess returns and outperformed their Treasury STRIPS counterparts. In absolute terms, the portfolio and its benchmark benefited from the period’s declining interest rate environment. Treasury zeros and other high-quality zero-coupon bonds have a higher degree of interest-rate sensitivity than coupon-paying bonds of similar maturities. In a falling-rate environment, this translates to greater price increases.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Target 2015 invests—primarily Treasury STRIPS, Treasury-equivalent zeros, and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements, or changes in yield differences, between Treasury STRIPS and non-Treasury zeros. Spreads tightened during the period (non-Treasury yields decreased and prices increased, relative to traditional Treasuries), due to growing demand for government agency zeros. In this climate, our positions in non-Treasury zeros contributed positively to relative performance. In addition, the portfolio benefited from a strong bid for eligible zero-coupon government agency securities used by municipal issuers that refinanced (pre-refunded) higher-interest-rate debt during the period. (When municipal issuers pre-refund debt, they buy zero-coupon bonds with the proceeds as collateral for the pre-refunded debt, which continues to trade until it is called.)

*All fund returns referenced in this commentary are for Investor Class shares.

6

Target 2015

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in agency zero-coupon bonds. Our allocation to agency zeros at the end of September 2010 was approximately 13%, compared with 14% at the end of September 2009.

Outlook

Weak economic growth should keep Treasury yields unusually low for the foreseeable future, while anticipated action from the Federal Reserve to jump-start the economy and fend off deflation may lead to growing demand for government securities. In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Target 2015 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an approximate estimate of the fund’s value at the target date.

7

Target 2015

Portfolio at a Glance
As of 9/30/10
Anticipated Annual Growth Rate (Investor Class)	1.13%
Weighted Average Maturity Date	11/16/15
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$113.95
(1)See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio
% of net assets as of 9/30/10
Treasury STRIPS	42.4%
REFCORP STRIPS	33.8%
Other Treasuries	9.8%
Total Treasuries & Equivalents	86.0%
Government Agency STRIPS	13.3%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	—(2)
(2)Category is less than 0.05% of total net assets.

Share Price vs. Anticipated Value at Maturity (Investor Class)

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 – 9/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,098.00	$3.00	0.57%
Advisor Class	$1,000	$1,096.70	$4.31	0.82%
Hypothetical
Investor Class	$1,000	$1,022.21	$2.89	0.57%
Advisor Class	$1,000	$1,020.96	$4.15	0.82%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

Target 2015

SEPTEMBER 30, 2010

Principal Amount	Value
Zero-Coupon U.S. Treasury Securities and Equivalents(1) — 86.0%
Federal Judiciary, 4.94%, 2/15/14	$51,000	$48,104
Federal Judiciary, 4.78%, 2/15/15	5,485,000	5,017,272
STRIPS – COUPON, 4.20%, 2/15/15	9,650,000	9,178,511
AID (Israel), 4.72%, 5/1/15	10,000,000	9,258,290
AID (Israel), 4.72%, 5/15/15	2,350,000	2,172,761
STRIPS – COUPON, 3.63%, 5/15/15	17,158,000	16,201,373
REFCORP STRIPS – COUPON, 9.53%, 7/15/15	32,279,000	29,926,958
AID (Israel), 4.10%, 8/15/15	15,000,000	13,768,125
Federal Judiciary, 4.78%, 8/15/15	7,021,000	6,308,923
STRIPS – COUPON, 9.56%, 8/15/15	2,428,000	2,278,678
STRIPS – PRINCIPAL, 3.37%, 8/15/15	6,000,000	5,633,454
REFCORP STRIPS – COUPON, 7.42%, 10/15/15	31,598,000	29,049,337
STRIPS – COUPON, 2.59%, 11/15/15	62,731,000	58,371,948
STRIPS – PRINCIPAL, 2.72%, 11/15/15	40,250,000	37,472,146
REFCORP STRIPS – COUPON, 5.15%, 1/15/16	4,159,000	3,786,125
Federal Judiciary, 5.42%, 2/15/16	10,000	8,787
STRIPS – COUPON, 8.64%, 2/15/16	5,000,000	4,609,115
STRIPS – PRINCIPAL, 3.68%, 2/15/16	2,500,000	2,310,955
STRIPS – COUPON, 4.53%, 5/15/16	9,200,000	8,412,959
REFCORP STRIPS – COUPON, 8.23%, 7/15/16	28,091,000	25,049,840
STRIPS – COUPON, 4.42%, 8/15/16	11,000,000	9,938,269
REFCORP STRIPS – COUPON, 9.38%, 10/15/16	42,742,000	37,688,870
STRIPS – COUPON, 3.75%, 11/15/16	1,500,000	1,342,190
STRIPS – PRINCIPAL, 4.74%, 11/15/16	2,000,000	1,791,868
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $274,951,123)		319,624,858
Zero-Coupon U.S. Government Agency Securities(1) — 13.3%
FICO STRIPS – COUPON, 5.00%, 4/6/14	3,570,000	3,415,180
TVA STRIPS – COUPON, 4.97%, 5/1/14	150,000	141,684
FICO STRIPS – COUPON, 5.08%, 5/2/14	96,000	91,711
FICO STRIPS – COUPON, 5.08%, 5/30/14	3,821,000	3,643,572
FICO STRIPS – COUPON, 4.97%, 10/5/14	22,000	20,788
FICO STRIPS – COUPON, 5.00%, 11/30/14	180,000	169,430
FICO STRIPS – COUPON, 5.13%, 2/8/15	136,000	127,211
FICO STRIPS – COUPON, 6.78%, 2/8/15	7,681,000	7,184,600
FICO STRIPS – COUPON, 4.98%, 4/6/15	3,038,000	2,826,765
FICO STRIPS – COUPON, 5.76%, 4/6/15	1,017,000	946,287
FNMA STRIPS – COUPON, 5.46%, 7/15/15	2,337,000	2,136,104
FHLMC STRIPS – COUPON, 4.28%, 9/15/15	3,500,000	3,172,852
TVA STRIPS – COUPON, 4.30%, 11/1/15	4,000,000	3,594,260
FICO STRIPS – COUPON, 5.47%, 11/2/15	52,000	47,479
FICO STRIPS – COUPON, 5.77%, 11/11/15	2,000,000	1,824,362
FNMA STRIPS – COUPON, 3.44%, 11/15/15	3,000,000	2,707,581
FICO STRIPS – COUPON, 5.16%, 12/6/15	190,000	172,835
FICO STRIPS – COUPON, 4.70%, 12/27/15	5,125,000	4,650,963
FICO STRIPS – COUPON, 6.42%, 6/6/16	5,000,000	4,457,955
FNMA STRIPS – COUPON, 4.29%, 11/15/16	9,250,000	7,976,571
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES (Cost $38,986,614)		49,308,190

11

Target 2015

	Principal Amount/ Shares	Value
Temporary Cash Investments — 0.7%
FHLB Discount Notes, 0.01%, 10/1/10(2)	$2,675,000	$2,675,000
JPMorgan 100% U.S. Treasury Securities Money Market Fund Agency Shares	525	525
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,675,525)		2,675,525
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $316,613,262)		371,608,573
OTHER ASSETS AND LIABILITIES — 0.0%(3)		8,168
TOTAL NET ASSETS — 100.0%		$371,616,741

Notes to Schedule of Investments

AID = Agency for International Development

Equivalent = Security whose principal payments are secured by the U.S. Treasury

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FICO = Financing Corporation

FNMA = Federal National Mortgage Association

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

(1)	The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

(2)	The rate indicated is the yield to maturity at purchase.

(3)	Category is less than 0.05% of total net assets..

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

SEPTEMBER 30, 2010
Assets
Investment securities, at value (cost of $316,613,262)	$371,608,573
Receivable for capital shares sold	486,239
372,094,812

Liabilities
Payable for capital shares redeemed	311,085
Accrued management fees	164,319
Distribution and service fees payable	2,667
478,071

Net Assets	$371,616,741

Net Assets Consist of:
Capital paid in	$303,924,216
Undistributed net investment income	8,812,811
Undistributed net realized gain on investment transactions	3,884,403
Net unrealized appreciation on investments	54,995,311
$371,616,741

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$358,409,930	3,331,887	$107.57
Advisor Class	$13,206,811	126,217	$104.64

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED SEPTEMBER 30, 2010
Investment Income (Loss)
Income:
Interest	$13,682,527

Expenses:
Management fees	1,720,736
Distribution and service fees	37,050
Trustees’ fees and expenses	21,913
Other expenses	21,274
1,800,973

Net investment income (loss)	11,881,554

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	7,875,335
Change in net unrealized appreciation (depreciation) on investments	14,291,449
Net realized and unrealized gain (loss)	22,166,784

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,048,338

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED SEPTEMBER 30, 2010 AND SEPTEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$11,881,554	$13,574,154
Net realized gain (loss)	7,875,335	8,704,206
Change in net unrealized appreciation (depreciation)	14,291,449	134,891
Net increase (decrease) in net assets resulting from operations	34,048,338	22,413,251

Distributions to Shareholders
From net investment income:
Investor Class	(12,227,501)	(12,321,327)
Advisor Class	(755,343)	(1,406,248)
From net realized gains:
Investor Class	(11,654,758)	(3,830,522)
Advisor Class	(764,531)	(467,596)
Decrease in net assets from distributions	(25,402,133)	(18,025,693)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	47,315,228	(43,049,214)

Net increase (decrease) in net assets	55,961,433	(38,661,656)

Net Assets
Beginning of period	315,655,308	354,316,964
End of period	$371,616,741	$315,655,308

Undistributed net investment income	$8,812,811	$9,914,653

See Notes to Financial Statements.

15

Notes to Financial Statements

SEPTEMBER 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. Target 2015 Fund (the fund) is one fund in a series issued by the trust. Effective November 1, 2010, the fund was renamed Zero Coupon 2015 Fund. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek the highest return consistent with investment in U.S. Treasury securities. The fund pursues its objective by investing primarily in zero-coupon U.S. Treasury securities and their equivalents, and may invest up to 20% of its assets in AAA-rated zero-coupon U.S. government agency securities. The fund is managed to mature in the year identified in its name and will be liquidated near the end of its maturity year. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at the most recent bid prices or at current market value as provided by a commercial pricing service, which may consider, among other factors, trade data, quotations from broker-dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities and other relevant security specific information. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

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Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Reverse Share Splits — When the fund pays a distribution, the trustees declare a reverse share split that exactly offsets the per-share amount of the distribution. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distribution and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and Advisor Class. The effective annual management fee for each class for the year ended September 30, 2010 was 0.56%.

Distribution and Service Fees — The Board of Trustees has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended September 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

17

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 2010, were $120,309,231 and $103,294,268, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended September 30, 2010		Year ended September 30, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,695,519	$172,316,139	1,351,557	$126,993,265
Issued in reinvestment of distributions	249,949	22,515,435	167,433	15,102,710
Redeemed	(1,416,920)	(141,433,964)	(1,820,787)	(170,443,028)
Reverse share split	(263,852)	—	(178,483)	—
	264,696	53,397,610	(480,280)	(28,347,053)
Advisor Class
Sold	33,085	3,232,216	124,651	11,308,049
Issued in reinvestment of distributions	13,599	1,194,519	16,691	1,473,228
Redeemed	(109,254)	(10,509,117)	(298,565)	(27,483,438)
Reverse share split	(16,994)	—	(21,001)	—
	(79,564)	(6,082,382)	(178,224)	(14,702,161)
Net increase (decrease)	185,132	$47,315,228	(658,504)	$(43,049,214)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$319,624,858	—
Zero-Coupon U.S. Government Agency Securities	—	49,308,190	—
Temporary Cash Investments	$525	2,675,000	—
Total Value of Investment Securities	$525	$371,608,048	—

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended September 30, 2010, the fund did not utilize the program.

7. Federal Tax Information

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$13,701,011	$13,727,575
Long-term capital gains	$11,701,122	$4,298,118

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$316,719,635
Gross tax appreciation of investments	$54,888,938
Gross tax depreciation of investments	—
Net tax appreciation (depreciation) of investments	$54,888,938
Undistributed ordinary income	$8,812,811
Accumulated long-term gains	$3,990,776

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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8. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Trustees on April 1, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $11,701,122, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended September 30, 2010.

The fund hereby designates $717,615 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

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Financial Highlights

Target 2015

Investor Class
For a Share Outstanding Throughout the Years Ended September 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$96.59	$90.32	$81.79	$77.69	$75.83
Income From Investment Operations
Net Investment Income (Loss)(1)	3.86	3.85	3.91	3.95	3.70
Net Realized and Unrealized Gain (Loss)	7.12	2.42	4.62	0.15	(1.84)
Total From Investment Operations	10.98	6.27	8.53	4.10	1.86
Distributions
From Net Investment Income	(4.22)	(3.62)	(3.62)	(3.82)	(3.29)
From Net Realized Gains	(4.02)	(1.12)	—	—	(0.65)
Total Distributions	(8.24)	(4.74)	(3.62)	(3.82)	(3.94)
Reverse Share Split	8.24	4.74	3.62	3.82	3.94
Net Asset Value, End of Period	$107.57	$96.59	$90.32	$81.79	$77.69

Total Return(2)	11.36%	6.94%	10.43%	5.28%	2.46%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.84%	4.09%	4.43%	5.01%	4.94%
Portfolio Turnover Rate	33%	21%	30%	21%	15%
Net Assets, End of Period (in thousands)	$358,410	$296,272	$320,410	$227,923	$197,387

(1)	Computed using average shares outstanding throughout the period.

(2)
Total return assumes reinvestment of net reinvestment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

See Notes to Financial Statements.

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Target 2015

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$94.19	$88.30	$80.16	$76.33	$74.68
Income From Investment Operations
Net Investment Income (Loss)(1)	3.53	3.53	3.60	3.70	3.47
Net Realized and Unrealized Gain (Loss)	6.92	2.36	4.54	0.13	(1.82)
Total From Investment Operations	10.45	5.89	8.14	3.83	1.65
Distributions
From Net Investment Income	(3.97)	(3.38)	(3.41)	(3.63)	(3.10)
From Net Realized Gains	(4.02)	(1.12)	—	—	(0.65)
Total Distributions	(7.99)	(4.50)	(3.41)	(3.63)	(3.75)
Reverse Share Split	7.99	4.50	3.41	3.63	3.75
Net Asset Value, End of Period	$104.64	$94.19	$88.30	$80.16	$76.33

Total Return(2)	11.09%	6.67%	10.15%	5.01%	2.21%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.82%	0.82%	0.82%	0.82%	0.82%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.59%	3.84%	4.18%	4.76%	4.69%
Portfolio Turnover Rate	33%	21%	30%	21%	15%
Net Assets, End of Period (in thousands)	$13,207	$19,383	$33,907	$9,506	$2,300

(1)	Computed using average shares outstanding throughout the period.

(2)
Total return assumes reinvestment of net reinvestment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Target Maturities Trust and
Shareholders of the Zero Coupon 2015 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Zero Coupon 2015 Fund, formerly Target 2015 Fund, (one of the three funds in the American Century Target Maturities Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
November 18, 2010

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Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Target Maturities Trust (the proposal was voted on by all shareholders of funds issued by American Century Target Maturities Trust):

Frederick L.A. Grauer	For:	552,084,713
	Withhold:	20,296,441
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor and Advisor Classes	For:	147,143,807
	Against:	4,629,334
	Abstain:	4,620,715
	Broker Non-Vote:	47,723,311

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Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15)
registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees

John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB, Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School; formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

25

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia; MA in Economics, University of Chicago; PhD in Business, Stanford University; formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President, Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange, Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member, Graduate School of Business, Columbia University and Alfred P. Sloan School of Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Intraware, Inc. (2003 to 2009); Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly, Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.; formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario); MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

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John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University (1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Cadence Design Systems; Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in Economics, Yale University; Director of the Stanford Institute for Economic Policy Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Trustee: 103
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services and Bank of America; serves on the Board of Governors of the Investment Company Institute

27

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (March 2000 to November 2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board also considered information received in connection with its ongoing oversight and quarterly evaluation, directly and through the committees of the Board, of the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

29

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board members may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

30

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify within or among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

31

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BofA Merrill Lynch 10+ Year U.S. Treasury Index measures the total return performance of U.S. Treasury bonds with outstanding par values of at least $15 million and maturity ranges of at least 10 years.

The 11/15/2015 STRIPS Issue is a Treasury Interest STRIP maturing in November 2015.

The 11/15/2020 STRIPS Issue is a Treasury Interest STRIP maturing in November 2020.

The 11/15/2025 STRIPS Issue is a Treasury Interest STRIP maturing in November 2025.

35

Notes

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Target Maturities Trust
Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-ANN-69838

Annual Report
September 30, 2010

American Century Investments®

Target 2020 Fund (effective November 1, 2010,
renamed Zero Coupon 2020 Fund)

President’s Letter	2
Market Perspective	3
Zero-Coupon Treasury Total Returns	3

Target 2020

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Types of Investments in Portfolio	8
Share Price vs. Anticipated Value at Maturity	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	23

Other Information

Proxy Voting Results	24
Management	25
Approval of Management Agreement	29
Additional Information	34
Index Definitions	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic Recovery Lost Momentum

Early in the 12-month period ended September 30, 2010, economic optimism prevailed. Select data suggested the recovery from the Great Recession was intact, despite significant headwinds. The business sector showed the greatest gains, primarily through cost cutting and inventory rebuilding. This activity helped drive better-than-expected economic growth, which fueled the generally positive economic outlook.

Nevertheless, the lingering headwinds gathered strength as the rest of the period unfolded. Specifically, persistently high unemployment, a still-struggling housing market, tight credit conditions, and sagging consumer confidence raised fears of a “phase-two” recession. The nation’s gross domestic product (GDP), which had advanced at a surprising 5.0% annual pace in the fourth quarter of 2009, slowed to 3.7% and 1.7%, respectively, in the first and second quarters of 2010. This weakness sparked a renewed commitment from the Federal Reserve (the Fed) to keep interest rates “extraordinarily low for an extended period” and to take other measures, if necessary, to pump up the economy.

Treasury Yields Declined

The environment of weakening economic growth, subdued inflation, and an accommodative Fed helped support positive returns in the U.S. bond market. Treasury yields declined across the board, pushing prices and total returns upward. In addition, the slope of the two- to 30-year yield curve (the graphic representation of Treasury yields from two- to 30-year maturities) steepened slightly, as yields on short- and intermediate-term Treasuries declined at a greater pace than long-term Treasury yields. For example, the yield on the two-year Treasury note declined from 0.95% to 0.43%; the 10-year Treasury yield fell from 3.31% to 2.51%; and the 30-year Treasury yield dropped from 4.05% to 3.69%. The difference between two- and 10-year Treasury yields started the period at 2.36 percentage points and ended at 1.08 percentage points, highlighting the flattening of the intermediate portion of the yield curve.

Credit-sensitive, higher-risk bonds outperformed Treasuries during the period. These securities benefited from a generally improving economic backdrop in the first half of the period and strong demand for yield throughout the 12 months.

Zero-Coupon Treasury Total Returns
For the 12 months ended September 30, 2010
11/15/2015 STRIPS Issue	11.07%
11/15/2020 STRIPS Issue	15.47%
11/15/2025 STRIPS Issue	18.50%

3

Performance

Target 2020

Total Returns as of September 30, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BTTTX	15.65%	7.70%	9.23%	9.83%	12/29/89
11/15/2020 STRIPS Issue	—	15.47%	8.61%	9.75%	10.07%(1)	—
BofA Merrill Lynch 10+ Year U.S. Treasury Index	—	12.72%	7.78%	8.24%	8.69%(1)	—
Advisor Class	ACTEX	15.34%	7.43%	8.96%	7.23%	10/19/98

(1)  Since 12/31/89, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Target 2020

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Target 2020

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Target 2020 returned 15.65%* for the 12 months ended September 30, 2010. By comparison, the portfolio’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2020, returned 15.47%. The portfolio’s returns are reduced by operating expenses, while benchmark returns are not. These figures represent the best fiscal-year returns for the portfolio and the benchmark since fiscal-year 2002.

Despite generally tepid data, economic optimism characterized the first half of the 12-month period, as investors appeared increasingly confident that the Great Recession was surrendering to an economic recovery. This confidence prompted a return to the riskier segments of the fixed income market, which offer potentially higher yields and returns than Treasury securities. But, beginning in early 2010, some lingering economic headwinds regained strength. Sovereign debt problems in Europe, combined with ongoing labor-, housing-, and consumer-related setbacks in the U.S., stirred up fears of a double-dip recession. As the outlook for U.S. economic growth deteriorated, Treasury yields continued to fall toward historic lows. In this environment, spread (non-Treasury) sectors generally benefited from increased demand for government agency bonds offering a yield premium over Treasuries.

Overall, sector allocation was the main contributor to the portfolio’s outperformance relative to the benchmark, as our high-quality non-Treasury zero-coupon bonds (zeros) generated positive excess returns and outperformed their Treasury STRIPS counterparts. In absolute terms, the portfolio and its benchmark benefited from the period’s declining interest rate environment. Treasury zeros and other high-quality zero-coupon bonds have a higher degree of interest-rate sensitivity than coupon-paying bonds of similar maturities. In a falling-rate environment, this translates to greater price increases.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Target 2020 invests—primarily Treasury STRIPS, Treasury-equivalent zeros, and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements, or changes in yield differences, between Treasury STRIPS and non-Treasury zeros. Spreads tightened during the period (non-Treasury yields decreased and prices increased, relative to traditional Treasuries), due to growing demand for government agency zeros. In this climate, our positions in non-Treasury zeros contributed positively to relative performance. In addition, the portfolio benefited from a strong bid for eligible zero-coupon government agency securities used by municipal issuers that refinanced (pre-refunded) higher-interest-rate debt during the period. (When municipal issuers pre-refund debt, they buy zero-coupon bonds with the proceeds as collateral for the pre-refunded debt, which continues to trade until it is called.)

*All fund returns referenced in this commentary are for Investor Class shares.

6

Target 2020

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in agency zero-coupon bonds. Our allocation to agency zeros at the end of September 2010 was approximately 9%, compared with 11% at the end of September 2009.

Outlook

Weak economic growth should keep Treasury yields unusually low for the foreseeable future, while anticipated action from the Federal Reserve to jump-start the economy and fend off deflation may lead to growing demand for government securities. In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Target 2020 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an approximate estimate of the fund’s value at the target date.

7

Target 2020

Portfolio at a Glance
As of 9/30/10
Anticipated Annual Growth Rate (Investor Class)	2.49%
Weighted Average Maturity Date	10/1/20
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$107.83
(1)See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio
% of net assets as of 9/30/10
Treasury STRIPS	48.2%
REFCORP STRIPS	34.9%
Other Treasuries	5.7%
Total Treasuries & Equivalents	88.8%
Government Agency STRIPS	7.5%
Other Government Agencies	1.9%
Total Government Agencies	9.4%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	1.1%

Share Price vs. Anticipated Value at Maturity (Investor Class)

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 – 9/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,182.20	$3.12	0.57%
Advisor Class	$1,000	$1,180.60	$4.48	0.82%
Hypothetical
Investor Class	$1,000	$1,022.21	$2.89	0.57%
Advisor Class	$1,000	$1,020.96	$4.15	0.82%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

Target 2020

SEPTEMBER 30, 2010

	Principal Amount	Value
Zero-Coupon U.S. Treasury Securities and Equivalents(1) — 88.8%
Federal Judiciary, 5.27%, 2/15/19	$306,000	$231,871
Federal Judiciary, 5.67%, 8/15/19	339,000	248,633
REFCORP STRIPS – COUPON, 5.00%, 10/15/19	630,000	483,534
REFCORP STRIPS – PRINCIPAL, 5.01%, 10/15/19	6,500,000	4,998,643
REFCORP STRIPS – COUPON, 8.53%, 1/15/20	14,674,000	11,119,282
REFCORP STRIPS – COUPON, 6.35%, 4/15/20	7,299,000	5,455,295
AID (Israel), 4.62%, 5/1/20	15,000,000	11,016,285
AID (Israel), 5.91%, 5/15/20	396,000	290,192
REFCORP STRIPS – COUPON, 8.41%, 7/15/20	25,918,000	19,123,233
REFCORP STRIPS – PRINCIPAL, 6.52%, 7/15/20	26,144,000	19,366,978
Federal Judiciary, 6.19%, 8/15/20	115,000	79,714
STRIPS – COUPON, 4.81%, 8/15/20	2,500,000	1,891,198
REFCORP STRIPS – COUPON, 4.03%, 10/15/20	12,059,000	8,795,593
REFCORP STRIPS – PRINCIPAL, 5.76%, 10/15/20	5,000,000	3,663,870
STRIPS – COUPON, 3.78%, 11/15/20	96,307,000	72,110,540
REFCORP STRIPS – COUPON, 8.45%, 1/15/21	16,789,000	12,118,518
REFCORP STRIPS – PRINCIPAL, 6.00%, 1/15/21	13,535,000	9,817,193
Federal Judiciary, 5.75%, 2/15/21	110,000	74,436
STRIPS – COUPON, 5.12%, 2/15/21	20,188,000	14,974,550
STRIPS – PRINCIPAL, 4.09%, 2/15/21	11,000,000	8,198,608
AID (Israel), 4.40%, 5/15/21	5,000,000	3,485,350
STRIPS – COUPON, 6.05%, 5/15/21	10,000,000	7,321,280
STRIPS – PRINCIPAL, 5.22%, 5/15/21	13,250,000	9,731,211
STRIPS – COUPON, 4.94%, 8/15/21	13,000,000	9,390,563

	Principal Amount/ Shares	Value
STRIPS – PRINCIPAL, 3.94%, 8/15/21	$4,500,000	$3,265,938
STRIPS – COUPON, 3.59%, 11/15/21	6,000,000	4,282,530
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $194,766,258)		241,535,038
Zero-Coupon U.S. Government Agency Securities(1) — 9.4%
FICO STRIPS – PRINCIPAL, 5.81%, 4/5/19	535,000	419,925
TVA STRIPS – COUPON, 5.66%, 5/1/19	11,000	8,360
FICO STRIPS – PRINCIPAL, 4.64%, 9/26/19	5,700,000	4,355,273
TVA STRIPS – COUPON, 5.70%, 11/1/19	9,000	6,641
FHLMC STRIPS – COUPON, 6.30%, 1/15/20	6,250,000	4,607,800
FNMA STRIPS – COUPON, 4.95%, 7/15/20	10,000,000	7,168,430
Government Trust Certificates, 5.76%, 4/1/21	7,683,000	5,158,950
FHLMC STRIPS – COUPON, 5.39%, 9/15/21	5,727,000	3,862,432
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES (Cost $21,183,052)		25,587,811
Temporary Cash Investments — 0.7%
FHLB Discount Notes, 0.01%, 10/1/10(2)	1,991,000	1,991,000
JPMorgan 100% U.S. Treasury Securities Money Market Fund Agency Shares	926	926
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,991,926)		1,991,926
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $217,941,236)		269,114,775
OTHER ASSETS AND LIABILITIES — 1.1%		2,884,169
TOTAL NET ASSETS — 100.0%		$271,998,944

11

Target 2020

Notes to Schedule of Investments

AID = Agency for International Development

Equivalent = Security whose principal payments are secured by the U.S. Treasury

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FICO = Financing Corporation

FNMA = Federal National Mortgage Association

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

(1)	The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

SEPTEMBER 30, 2010
Assets
Investment securities, at value (cost of $217,941,236)	$269,114,775
Receivable for capital shares sold	3,161,314
272,276,089

Liabilities
Payable for capital shares redeemed	155,747
Accrued management fees	119,093
Distribution and service fees payable	2,305
277,145

Net Assets	$271,998,944

Net Assets Consist of:
Capital paid in	$213,274,664
Undistributed net investment income	6,252,640
Accumulated net realized gain on investment transactions	1,298,101
Net unrealized appreciation on investments	51,173,539
$271,998,944

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$260,527,394	3,095,573	$84.16
Advisor Class	$11,471,550	140,302	$81.76

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED SEPTEMBER 30, 2010
Investment Income (Loss)
Income:
Interest	$9,547,685

Expenses:
Management fees	1,153,172
Distribution and service fees	28,946
Trustees’ fees and expenses	14,538
Other expenses	12,098
1,208,754

Net investment income (loss)	8,338,931

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	1,747,662
Change in net unrealized appreciation (depreciation) on investments	21,978,615
Net realized and unrealized gain (loss)	23,726,277

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,065,208

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED SEPTEMBER 30, 2010 AND SEPTEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$8,338,931	$8,410,156
Net realized gain (loss)	1,747,662	8,882,356
Change in net unrealized appreciation (depreciation)	21,978,615	1,105,130
Net increase (decrease) in net assets resulting from operations	32,065,208	18,397,642

Distributions to Shareholders
From net investment income:
Investor Class	(7,632,990)	(9,748,708)
Advisor Class	(435,704)	(853,504)
From net realized gains:
Investor Class	(8,729,237)	(7,284,020)
Advisor Class	(529,850)	(672,599)
Decrease in net assets from distributions	(17,327,781)	(18,558,831)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	64,197,453	(51,241,563)

Net increase (decrease) in net assets	78,934,880	(51,402,752)

Net Assets
Beginning of period	193,064,064	244,466,816
End of period	$271,998,944	$193,064,064

Undistributed net investment income	$6,252,640	$5,993,762

See Notes to Financial Statements.

15

Notes to Financial Statements

SEPTEMBER 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. Target 2020 Fund (the fund) is one fund in a series issued by the trust. Effective November 1, 2010, the fund was renamed Zero Coupon 2020 Fund. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek the highest return consistent with investment in U.S. Treasury securities. The fund pursues its objective by investing primarily in zero-coupon U.S. Treasury securities and their equivalents, and may invest up to 20% of its assets in AAA-rated zero-coupon U.S. government agency securities. The fund is managed to mature in the year identified in its name and will be liquidated near the end of its maturity year. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at the most recent bid prices or at current market value as provided by a commercial pricing service, which may consider, among other factors, trade data, quotations from broker-dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities and other relevant security specific information. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

16

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Reverse Share Splits — When the fund pays a distribution, the trustees declare a reverse share split that exactly offsets the per-share amount of the distribution. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distribution and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and Advisor Class. The effective annual management fee for each class for the year ended September 30, 2010 was 0.56%.

Distribution and Service Fees — The Board of Trustees has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended September 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

17

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 2010, were $111,292,226 and $70,656,342, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended September 30, 2010		Year ended September 30, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,956,899	$150,940,380	1,107,317	$77,243,465
Issued in reinvestment of distributions	240,355	15,824,905	250,789	16,414,109
Redeemed	(1,344,333)	(101,400,998)	(2,020,889)	(139,349,494)
Reverse share split	(247,790)	—	(259,444)	—
	605,131	65,364,287	(922,227)	(45,691,920)
Advisor Class
Sold	85,017	6,306,713	81,286	5,445,925
Issued in reinvestment of distributions	12,803	820,822	19,188	1,226,323
Redeemed	(109,449)	(8,294,369)	(181,275)	(12,221,891)
Reverse share split	(14,861)	—	(23,486)	—
	(26,490)	(1,166,834)	(104,287)	(5,549,643)
Net increase (decrease)	578,641	$64,197,453	(1,026,514)	$(51,241,563)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$241,535,038	—
Zero-Coupon U.S. Government Agency Securities	—	25,587,811	—
Temporary Cash Investments	$926	1,991,000	—
Total Value of Investment Securities	$926	$269,113,849	—

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended September 30, 2010, the fund did not utilize the program.

7. Federal Tax Information

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$8,080,053	$11,631,594
Long-term capital gains	$9,247,728	$6,927,237

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$218,405,423
Gross tax appreciation of investments	$50,709,352
Gross tax depreciation of investments	—
Net tax appreciation (depreciation) of investments	$50,709,352
Undistributed ordinary income	$6,252,640
Accumulated long-term gains	$1,762,288

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

8. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Trustees on April 1, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $9,247,728, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended September 30, 2010.

20

Financial Highlights

Target 2020

Investor Class
For a Share Outstanding Throughout the Years Ended September 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$72.77	$66.48	$61.06	$59.03	$58.06
Income From Investment Operations
Net Investment Income (Loss)(1)	3.03	2.94	2.84	2.78	2.64
Net Realized and Unrealized Gain (Loss)	8.36	3.35	2.58	(0.75)	(1.67)
Total From Investment Operations	11.39	6.29	5.42	2.03	0.97
Distributions
From Net Investment Income	(2.99)	(3.45)	(2.70)	(2.62)	(2.49)
From Net Realized Gains	(3.42)	(2.57)	(1.18)	(0.29)	(0.55)
Total Distributions	(6.41)	(6.02)	(3.88)	(2.91)	(3.04)
Reverse Share Split	6.41	6.02	3.88	2.91	3.04
Net Asset Value, End of Period	$84.16	$72.77	$66.48	$61.06	$59.03

Total Return(2)	15.65%	9.46%	8.88%	3.44%	1.66%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.03%	4.21%	4.33%	4.68%	4.65%
Portfolio Turnover Rate	34%	35%	58%	49%	15%
Net Assets, End of Period (in thousands)	$260,527	$181,242	$226,872	$199,658	$192,341

(1)	Computed using average shares outstanding throughout the period.

(2)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

See Notes to Financial Statements.

21

Target 2020

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$70.88	$64.91	$59.77	$57.93	$57.12
Income From Investment Operations
Net Investment Income (Loss)(1)	2.76	2.69	2.63	2.58	2.45
Net Realized and Unrealized Gain (Loss)	8.12	3.28	2.51	(0.74)	(1.64)
Total From Investment Operations	10.88	5.97	5.14	1.84	0.81
Distributions
From Net Investment Income	(2.81)	(3.27)	(2.54)	(2.47)	(2.35)
From Net Realized Gains	(3.42)	(2.57)	(1.18)	(0.29)	(0.55)
Total Distributions	(6.23)	(5.84)	(3.72)	(2.76)	(2.90)
Reverse Share Split	6.23	5.84	3.72	2.76	2.90
Net Asset Value, End of Period	$81.76	$70.88	$64.91	$59.77	$57.93

Total Return(2)	15.34%	9.20%	8.60%	3.18%	1.42%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.82%	0.82%	0.82%	0.82%	0.82%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.78%	3.96%	4.08%	4.43%	4.40%
Portfolio Turnover Rate	34%	35%	58%	49%	15%
Net Assets, End of Period (in thousands)	$11,472	$11,823	$17,595	$10,823	$8,635

(1)	Computed using average shares outstanding throughout the period.

(2)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Target Maturities Trust and
Shareholders of the Zero Coupon 2020 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Zero Coupon 2020 Fund, formerly Target 2020 Fund, (one of the three funds in the American Century Target Maturities Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
November 18, 2010

23

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Target Maturities Trust (the proposal was voted on by all shareholders of funds issued by American Century Target Maturities Trust):

Frederick L.A. Grauer	For:	552,084,713
	Withhold:	20,296,441
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor and Advisor Classes	For:	98,297,356
	Against:	2,170,463
	Abstain:	2,981,504
	Broker Non-Vote:	28,170,101

24

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15)
registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees

John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB, Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School; formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

25

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia; MA in Economics, University of Chicago; PhD in Business, Stanford University; formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President, Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange, Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member, Graduate School of Business, Columbia University and Alfred P. Sloan School of Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Intraware, Inc. (2003 to 2009); Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly, Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.; formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario); MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

26

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University (1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Cadence Design Systems; Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in Economics, Yale University; Director of the Stanford Institute for Economic Policy Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Trustee: 103
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services and Bank of America; serves on the Board of Governors of the Investment Company Institute

27

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (March 2000 to November 2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board also considered information received in connection with its ongoing oversight and quarterly evaluation, directly and through the committees of the Board, of the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

29

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board members may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

30

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify within or among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

31

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BofA Merrill Lynch 10+ Year U.S. Treasury Index measures the total return performance of U.S. Treasury bonds with outstanding par values of at least $15 million and maturity ranges of at least 10 years.

The 11/15/2015 STRIPS Issue is a Treasury Interest STRIP maturing in November 2015.

The 11/15/2020 STRIPS Issue is a Treasury Interest STRIP maturing in November 2020.

The 11/15/2025 STRIPS Issue is a Treasury Interest STRIP maturing in November 2025.

35

Notes

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Target Maturities Trust
Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-ANN-69839

Annual Report
September 30, 2010

American Century Investments®

Target 2025 Fund (effective November 1, 2010,
renamed Zero Coupon 2025 Fund)

President’s Letter	2
Market Perspective	3
Zero-Coupon Treasury Total Returns	3

Target 2025

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Types of Investments in Portfolio	8
Share Price vs. Anticipated Value at Maturity	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	23

Other Information

Proxy Voting Results	24
Management	25
Approval of Management Agreement	29
Additional Information	34
Index Definitions	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

   Jonathan Thomas

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended September 30, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic Recovery Lost Momentum

Early in the 12-month period ended September 30, 2010, economic optimism prevailed. Select data suggested the recovery from the Great Recession was intact, despite significant headwinds. The business sector showed the greatest gains, primarily through cost cutting and inventory rebuilding. This activity helped drive better-than-expected economic growth, which fueled the generally positive economic outlook.

Nevertheless, the lingering headwinds gathered strength as the rest of the period unfolded. Specifically, persistently high unemployment, a still-struggling housing market, tight credit conditions, and sagging consumer confidence raised fears of a “phase-two” recession. The nation’s gross domestic product (GDP), which had advanced at a surprising 5.0% annual pace in the fourth quarter of 2009, slowed to 3.7% and 1.7%, respectively, in the first and second quarters of 2010. This weakness sparked a renewed commitment from the Federal Reserve (the Fed) to keep interest rates “extraordinarily low for an extended period” and to take other measures, if necessary, to pump up the economy.

Treasury Yields Declined

The environment of weakening economic growth, subdued inflation, and an accommodative Fed helped support positive returns in the U.S. bond market. Treasury yields declined across the board, pushing prices and total returns upward. In addition, the slope of the two- to 30-year yield curve (the graphic representation of Treasury yields from two- to 30-year maturities) steepened slightly, as yields on short- and intermediate-term Treasuries declined at a greater pace than long-term Treasury yields. For example, the yield on the two-year Treasury note declined from 0.95% to 0.43%; the 10-year Treasury yield fell from 3.31% to 2.51%; and the 30-year Treasury yield dropped from 4.05% to 3.69%. The difference between two- and 10-year Treasury yields started the period at 2.36 percentage points and ended at 1.08 percentage points, highlighting the flattening of the intermediate portion of the yield curve.

Credit-sensitive, higher-risk bonds outperformed Treasuries during the period. These securities benefited from a generally improving economic backdrop in the first half of the period and strong demand for yield throughout the 12 months.

Zero-Coupon Treasury Total Returns
For the 12 months ended September 30, 2010
11/15/15 STRIPS Issue	11.07%
11/15/20 STRIPS Issue	15.47%
11/15/25 STRIPS Issue	18.50%

Performance

Target 2025

Total Returns as of September 30, 2010
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BTTRX	18.85%	7.34%	9.52%	9.29%	2/15/96
Fund benchmark(1)	—	18.50%	8.61%	10.28%	10.08%(2)	—
BofA Merrill Lynch 10+ Year U.S. Treasury Index	—	12.72%	7.78%	8.24%	8.00%(2)	—
Advisor Class	ACTVX	18.52%	7.07%	9.24%	8.02%	6/1/98

(1)
The Investor Class benchmark was an 8/15/2025 STRIPS Issue from inception through January 1998, when it was changed to an 11/15/2025 STRIPS Issue. The Advisor Class benchmark has been an 11/15/2025 STRIPS Issue since the class’s inception.

(2)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Target 2025

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2000

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.57%	0.82%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Target 2025

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Target 2025 returned 18.85%* for the 12 months ended September 30, 2010. By comparison, the portfolio’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2025, returned 18.50%. These figures represent the best fiscal-year returns for the portfolio and the benchmark since fiscal-year 2002. The portfolio’s returns are reduced by operating expenses, while benchmark returns are not.

Despite generally tepid data, economic optimism characterized the first half of the 12-month period, as investors appeared increasingly confident that the Great Recession was surrendering to an economic recovery. This confidence prompted a return to the riskier segments of the fixed income market, which offer potentially higher yields and returns than Treasury securities. But, beginning in early 2010, some lingering economic headwinds regained strength. Sovereign debt problems in Europe, combined with ongoing labor-, housing-, and consumer-related setbacks in the U.S., stirred up fears of a double-dip recession. As the outlook for U.S. economic growth deteriorated, Treasury yields continued to fall toward historic lows. In this environment, spread (non-Treasury) sectors generally benefited from increased demand for government agency bonds offering a yield premium over Treasuries.

Overall, sector allocation was the main contributor to the portfolio’s outperformance relative to the benchmark, as our high-quality non-Treasury zero-coupon bonds (zeros) generated positive excess returns and outperformed their Treasury STRIPS counterparts. In absolute terms, the portfolio and its benchmark benefited from the period’s declining interest rate environment. Treasury zeros and other high-quality zero-coupon bonds have a higher degree of interest-rate sensitivity than coupon-paying bonds of similar maturities. In a falling-rate environment, this translates to greater price increases.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Target 2025 invests—primarily Treasury STRIPS, Treasury-equivalent zeros, and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements, or changes in yield differences, between Treasury STRIPS and non-Treasury zeros. Spreads tightened during the period (non-Treasury yields decreased and prices increased, relative to traditional Treasuries), due to growing demand for government agency zeros. In this climate, our positions in non-Treasury zeros, such as REFCORP (Resolution Funding Corporation), FNMA (Federal National Mortgage Association), FHLMC (Federal Home Loan Mortgage Corporation), and TVA (Tennessee Valley Authority) zeros, contributed positively to relative performance.

*All fund returns referenced in this commentary are for Investor Class shares.

Target 2025

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s anticipated value at maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in agency zero-coupon bonds. Our allocation to agency zeros at the end of September 2010 was approximately 10%, compared with 13% at the end of September 2009.

Outlook

Weak economic growth should keep Treasury yields unusually low for the foreseeable future, while anticipated action from the Federal Reserve to jump-start the economy and fend off deflation may lead to growing demand for government securities. In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s zero-coupon bond universe. We actively apply a multi-step process that includes security selection, portfolio construction and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Target 2025 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s Anticipated Value at Maturity (AVM—see next page), though not guaranteed, provides what we believe is an approximate estimate of the fund’s value at the target date.

Target 2025

Portfolio at a Glance
As of 9/30/10
Anticipated Annual Growth Rate (Investor Class)	3.12%
Weighted Average Maturity Date	9/4/25
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$115.57
(1)See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio
% of net assets as of 9/30/10
Treasury STRIPS	52.8%
REFCORP STRIPS	36.7%
Total Treasuries & Equivalents	89.5%
Government Agency STRIPS	9.8%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	(0.3)%

Share Price vs. Anticipated Value at Maturity (Investor Class)

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period* 4/1/10 – 9/30/10	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,257.60	$3.23	0.57%
Advisor Class	$1,000	$1,256.10	$4.64	0.82%
Hypothetical
Investor Class	$1,000	$1,022.21	$2.89	0.57%
Advisor Class	$1,000	$1,020.96	$4.15	0.82%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

Target 2025

SEPTEMBER 30, 2010

	Principal Amount	Value
Zero-Coupon U.S. Treasury Securities and Equivalents(1) — 89.5%
REFCORP STRIPS – COUPON, 6.56%, 1/15/24	$4,650,000	$2,876,257
REFCORP STRIPS – COUPON, 6.66%, 4/15/24	1,560,000	952,441
REFCORP STRIPS – COUPON, 4.99%, 7/15/24	6,926,000	4,171,641
REFCORP STRIPS – COUPON, 5.41%, 10/15/24	12,184,000	7,240,732
REFCORP STRIPS – COUPON, 6.37%, 1/15/25	24,097,000	14,149,300
STRIPS – COUPON, 6.21%, 2/15/25	2,000,000	1,222,414
REFCORP STRIPS – COUPON, 6.56%, 4/15/25	23,013,000	13,346,090
STRIPS – COUPON, 6.07%, 5/15/25	4,000,000	2,414,244
REFCORP STRIPS – COUPON, 6.14%, 7/15/25	20,000,000	11,467,700
STRIPS – COUPON, 4.52%, 8/15/25	2,000,000	1,194,300
STRIPS – COUPON, 2.85%, 11/15/25	159,800,000	94,278,325
STRIPS – COUPON, 4.96%, 2/15/26	21,299,000	12,404,197
STRIPS – PRINCIPAL, 3.68%, 2/15/26	6,750,000	4,003,621
REFCORP STRIPS – COUPON, 6.34%, 4/15/26	42,941,000	23,732,889
STRIPS – COUPON, 5.81%, 5/15/26	9,991,000	5,761,470
REFCORP STRIPS – COUPON, 7.30%, 7/15/26	29,127,000	15,909,983
STRIPS – COUPON, 5.64%, 8/15/26	7,100,000	4,047,043
STRIPS – COUPON, 5.15%, 11/15/26	12,000,000	6,757,272
STRIPS – PRINCIPAL, 3.31%, 11/15/26	5,000,000	2,880,045
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $182,511,203)		228,809,964

	Principal Amount/ Shares	Value
Zero-Coupon U.S. Government Agency Securities(1) — 9.8%
FNMA STRIPS – COUPON, 6.14%, 4/8/24	$10,000	$5,881
TVA STRIPS – COUPON, 6.58%, 5/1/24	1,000,000	579,365
FHLMC STRIPS – COUPON, 5.45%, 9/15/24	42,000	24,121
FNMA STRIPS – COUPON, 5.30%, 1/15/25	247,000	139,343
FHLMC STRIPS – COUPON, 5.06%, 3/15/25	5,342,000	2,986,290
FHLMC STRIPS – COUPON, 5.18%, 3/15/25	8,593,000	4,803,719
FNMA STRIPS – COUPON, 5.11%, 5/15/25	1,838,000	1,006,621
FHLMC STRIPS – COUPON, 5.05%, 9/15/25	7,162,000	3,900,540
FHLMC STRIPS – COUPON, 5.13%, 9/15/25	5,184,000	2,823,289
TVA STRIPS – COUPON, 6.08%, 11/1/25	1,162,000	622,008
TVA STRIPS – PRINCIPAL, 5.70%, 11/1/25	9,188,000	4,993,926
FHLMC STRIPS – COUPON, 5.35%, 12/11/25	5,000,000	2,687,495
FNMA STRIPS – COUPON, 5.10%, 1/15/26	841,000	449,594
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES (Cost $20,942,117)		25,022,192
Temporary Cash Investments — 1.0%
FHLB Discount Notes, 0.01%, 10/1/10(2)	2,448,000	2,448,000
JPMorgan 100% U.S. Treasury Securities Money Market Fund Agency Shares	893	893
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,448,893)		2,448,893
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $205,902,213)		256,281,049
OTHER ASSETS AND LIABILITIES — (0.3)%		(652,883)
TOTAL NET ASSETS — 100.0%		$255,628,166

Target 2025

Notes to Schedule of Investments

Equivalent = Security whose principal payments are secured by the U.S. Treasury

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

REFCORP = Resolution Funding Corporation

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TVA = Tennessee Valley Authority

(1)	The rate indicated is the yield to maturity at purchase. These securities are issued at a substantial discount from their value at maturity.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2010
Assets
Investment securities, at value (cost of $205,902,213)	$256,281,049
Receivable for capital shares sold	281,098
256,562,147

Liabilities
Payable for capital shares redeemed	818,313
Accrued management fees	114,102
Distribution and service fees payable	1,566
933,981

Net Assets	$255,628,166

Net Assets Consist of:
Capital paid in	$201,252,945
Undistributed net investment income	5,630,370
Accumulated net realized loss on investment transactions	(1,633,985)
Net unrealized appreciation on investments	50,378,836
$255,628,166

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$247,857,962	3,405,178	$72.79
Advisor Class	$7,770,204	110,016	$70.63

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED SEPTEMBER 30, 2010
Investment Income (Loss)
Income:
Interest	$8,312,105

Expenses:
Management fees	998,874
Distribution and service fees	17,590
Trustees’ fees and expenses	12,451
Other expenses	13,492
1,042,407

Net investment income (loss)	7,269,698

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(900,435)
Change in net unrealized appreciation (depreciation) on investments	27,717,017
Net realized and unrealized gain (loss)	26,816,582

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,086,280

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED SEPTEMBER 30, 2010 AND SEPTEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$7,269,698	$8,008,766
Net realized gain (loss)	(900,435)	22,162,113
Change in net unrealized appreciation (depreciation)	27,717,017	(13,054,836)
Net increase (decrease) in net assets resulting from operations	34,086,280	17,116,043

Distributions to Shareholders
From net investment income:
Investor Class	(6,797,350)	(10,195,444)
Advisor Class	(294,095)	(707,731)
From net realized gains:
Investor Class	(12,240,235)	—
Advisor Class	(560,145)	—
Decrease in net assets from distributions	(19,891,825)	(10,903,175)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	81,743,249	(113,688,207)

Net increase (decrease) in net assets	95,937,704	(107,475,339)

Net Assets
Beginning of period	159,690,462	267,165,801
End of period	$255,628,166	$159,690,462

Undistributed net investment income	$5,630,370	$5,460,374

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and is organized as a Massachusetts business trust. Target 2025 Fund (the fund) is one fund in a series issued by the trust. Effective November 1, 2010, the fund was renamed Zero Coupon 2025 Fund. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek the highest return consistent with investment in U.S. Treasury securities. The fund pursues its objective by investing primarily in zero-coupon U.S. Treasury securities and their equivalents, and may invest up to 20% of its assets in AAA-rated zero-coupon U.S. government agency securities. The fund is managed to mature in the year identified in its name and will be liquidated near the end of its maturity year. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at the most recent bid prices or at current market value as provided by a commercial pricing service, which may consider, among other factors, trade data, quotations from broker-dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities and other relevant security specific information. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Reverse Share Splits — When the fund pays a distribution, the trustees declare a reverse share split that exactly offsets the per-share amount of the distribution. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distribution and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement (the Agreement) with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and Advisor Class. The effective annual management fee for each class for the year ended September 30, 2010 was 0.56%.

Distribution and Service Fees — The Board of Trustees has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended September 30, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 2010, were $125,234,660 and $66,297,900, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended September 30, 2010		Year ended September 30, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,904,945	$187,639,697	1,953,836	$119,080,876
Issued in reinvestment of distributions	356,109	18,090,342	146,308	9,747,224
Redeemed	(1,964,979)	(123,943,788)	(3,517,607)	(216,781,893)
Reverse share split	(372,348)	—	(152,736)	—
	923,727	81,786,251	(1,570,199)	(87,953,793)
Advisor Class
Sold	267,049	17,369,790	59,242	3,635,699
Issued in reinvestment of distributions	14,393	710,007	7,922	515,147
Redeemed	(283,556)	(18,122,799)	(520,250)	(29,885,260)
Reverse share split	(16,936)	—	(10,761)	—
	(19,050)	(43,002)	(463,847)	(25,734,414)
Net increase (decrease)	904,677	$81,743,249	(2,034,046)	$(113,688,207)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of September 30, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$228,809,964	—
Zero-Coupon U.S. Government Agency Securities	—	25,022,192	—
Temporary Cash Investments	$893	2,448,000	—
Total Value of Investment Securities	$893	$256,280,156	—

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended September 30, 2010, the fund did not utilize the program.

7. Federal Tax Information

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$7,099,702	$10,903,175
Long-term capital gains	$12,792,123	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$207,134,383
Gross tax appreciation of investments	$49,213,029
Gross tax depreciation of investments	(66,363)
Net tax appreciation (depreciation) of investments	$49,146,666
Undistributed ordinary income	$5,630,370
Accumulated capital losses	$(69,331)
Capital loss deferrals	$(332,484)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers of $(69,331) expire in 2018.

The capital loss deferrals represent net capital losses incurred in the eleven-month period ended September 30, 2010. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. Corporate Event

As part of a long-standing estate and business succession plan established by James E. Stowers, Jr., the founder of American Century Investments, ACC Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee was considered a change of control of ACC and therefore also a change of control of the fund’s advisor even though there has been no change to its management and none is anticipated. The change of control resulted in the assignment of the fund’s investment advisory agreement. As required by the 1940 Act, the assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved an interim investment advisory agreement under which the fund was managed until a new agreement was approved. The new agreement for the fund was approved by the Board of Trustees on April 1, 2010, and by shareholders at a Special Meeting of Shareholders on June 16, 2010. It went into effect on July 16, 2010. The new agreement, which is substantially identical to the terminated agreement (with the exception of different effective and termination dates), did not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided.

9. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $12,792,123, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended September 30, 2010.

Financial Highlights

Target 2025

Investor Class
For a Share Outstanding Throughout the Years Ended September 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$61.25	$57.70	$52.74	$51.59	$51.07
Income From Investment Operations
Net Investment Income (Loss)(1)	2.54	2.46	2.39	2.28	2.16
Net Realized and Unrealized Gain (Loss)	9.00	1.09	2.57	(1.13)	(1.64)
Total From Investment Operations	11.54	3.55	4.96	1.15	0.52
Distributions
From Net Investment Income	(2.69)	(2.97)	(2.89)	(2.26)	(1.34)
From Net Realized Gains	(4.84)	—	—	—	(0.35)
Total Distributions	(7.53)	(2.97)	(2.89)	(2.26)	(1.69)
Reverse Share Split	7.53	2.97	2.89	2.26	1.69
Net Asset Value, End of Period	$72.79	$61.25	$57.70	$52.74	$51.59

Total Return(2)	18.85%	6.16%	9.39%	2.25%	1.02%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.05%	4.05%	4.25%	4.43%	4.40%
Portfolio Turnover Rate	36%	32%	35%	29%	13%
Net Assets, End of Period (in thousands)	$247,858	$152,000	$233,800	$226,358	$306,433

(1)	Computed using average shares outstanding throughout the period.

(2)
Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

See Notes to Financial Statements.

Target 2025

Advisor Class
For a Share Outstanding Throughout the Years Ended September 30
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$59.59	$56.27	$51.57	$50.57	$50.18
Income From Investment Operations
Net Investment Income (Loss)(1)	2.31	2.25	2.20	2.11	2.00
Net Realized and Unrealized Gain (Loss)	8.73	1.07	2.50	(1.11)	(1.61)
Total From Investment Operations	11.04	3.32	4.70	1.00	0.39
Distributions
From Net Investment Income	(2.54)	(2.80)	(2.75)	(2.13)	(1.21)
From Net Realized Gains	(4.84)	—	—	—	(0.35)
Total Distributions	(7.38)	(2.80)	(2.75)	(2.13)	(1.56)
Reverse Share Split	7.38	2.80	2.75	2.13	1.56
Net Asset Value, End of Period	$70.63	$59.59	$56.27	$51.57	$50.57

Total Return(2)	18.52%	5.90%	9.12%	1.97%	0.77%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.82%	0.82%	0.82%	0.82%	0.82%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.80%	3.80%	4.00%	4.18%	4.15%
Portfolio Turnover Rate	36%	32%	35%	29%	13%
Net Assets, End of Period (in thousands)	$7,770	$7,691	$33,366	$28,709	$21,428

(1)	Computed using average shares outstanding throughout the period.

(2)
Total return assumes reinvestment of net reinvestment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Target Maturities Trust and
Shareholders of the Zero Coupon 2025 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Zero Coupon 2025 Fund, formerly Target 2025 Fund, (one of the three funds in the American Century Target Maturities Trust, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
November 18, 2010

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Target Maturities Trust (the proposal was voted on by all shareholders of funds issued by American Century Target Maturities Trust):

Frederick L.A. Grauer	For:	552,084,713
	Withhold:	20,296,441
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor and Advisor Classes	For:	75,928,266
	Against:	1,518,477
	Abstain:	2,603,340
	Broker Non-Vote:	24,397,779

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15)
registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees

John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB, Stanford Law School; formerly, Partner and Founder, Ware and Freidenrich Law Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School; formerly, Attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of British Columbia; MA in Economics, University of Chicago; PhD in Business, Stanford University; formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President, Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange, Chicago Mercantile Exchange and Columbia University; formerly, Faculty Member, Graduate School of Business, Columbia University and Alfred P. Sloan School of Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Intraware, Inc. (2003 to 2009); Digital Impact, Inc. (2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly, Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.; formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario); MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University (1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 40
Other Directorships Held by Trustee During the Past Five Years: Cadence Design Systems; Exponent; Financial Engines; PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in Economics, Yale University; Director of the Stanford Institute for Economic Policy Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Interested Trustee

Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to November 2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Number of Funds in Fund Complex Overseen by Trustee: 103
Other Directorships Held by Trustee During the Past Five Years: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services and Bank of America; serves on the Board of Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007); Global Chief Operating Officer and Managing Director, Morgan Stanley (March 2000 to November 2005). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services to a mutual fund are required to be reviewed, evaluated and approved each year by the fund’s board of directors/trustees, including a majority of a fund’s independent directors/trustees (the “Directors”). At American Century Investments, this process is referred to as the “15(c) Process.” The board oversees on a continuous basis the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, the fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Basis for Board Approval of Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the fund’s Management Agreement with the Advisor. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board also considered information received in connection with its ongoing oversight and quarterly evaluation, directly and through the committees of the Board, of the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

•	the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

•	the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the compliance policies, procedures, and regulatory experience of the Advisor;

•	data comparing the cost of owning the Fund to the cost of owning a similar fund;

•	data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

•	data comparing services provided and charges to other non-fund investment management clients of the Advisor; and

•	consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision not to continue the relationship with the Advisor. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and the Board members may have attributed different levels of importance to different factors. In deciding to approve the Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is complex and provides Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify within or among asset classes, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Management Agreement, and the reasonableness of the management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Other Funds’ Fees. The Management Agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Management Agreement be approved and recommended its approval to Fund shareholders.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BofA Merrill Lynch 10+ Year U.S. Treasury Index measures the total return performance of U.S. Treasury bonds with outstanding par values of at least $15 million and maturity ranges of at least 10 years.

The 11/15/2015 STRIPS Issue is a Treasury Interest STRIP maturing in November 2015.

The 11/15/2020 STRIPS Issue is a Treasury Interest STRIP maturing in November 2020.

The 11/15/2025 STRIPS Issue is a Treasury Interest STRIP maturing in November 2025.

The benchmark for Target 2025 Fund, from inception through January 1998, was the 8/15/2025 STRIPS Issue, a Treasury Interest STRIP maturing in August 2025. Thereafter, the benchmark was changed to the 11/15/2025 STRIPS Issue.

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Target Maturities Trust
Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri
This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1011
CL-ANN-69840

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2009:                    $97,643
FY 2010:                    $73,500

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2009:                    $0
FY 2010:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2009:                    $0
FY 2010:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2009: $0 FY 2010: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2009: $0 FY 2010: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2009:                    $126,350
FY 2010:                    $177,950

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY TARGET MATURITIES TRUST

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	November 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	November 29, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	November 29, 2010